UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2018

PBF LOGISTICS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 16, 2018, PBF Logistics LP (the “Partnership” or “Purchaser”), entered into a definitive Purchase Agreement (the “Purchase Agreement”) with Crown Point International LLC formerly known as Axeon Specialty Products LLC (“Seller”) and, for limited purposes, its wholly-owned subsidiary, CPI Operations LLC (“CPI Operations”), to purchase CPI Operations, whose assets include a storage facility and other idled assets located on the Delaware River near Paulsboro, New Jersey (the “East Coast Storage Assets”). The East Coast Storage Assets include a storage facility with approximately four million barrels of multi-use storage capacity (of which over 50 percent is heated storage), an Aframax-capable marine facility, a rail facility, a truck terminal, equipment, contracts and other assets. The total consideration for the acquisition of the East Coast Storage Assets (the “East Coast Storage Acquisition”) is $107.0 million, which is comprised of an initial payment at closing of $75.0 million with the balance payable one year after closing. The purchase price is also subject to other customary purchase price adjustments and there is an annual earn-out for a three-year period based on operating profit as defined in the Purchase Agreement in the event that a certain customer agreement is entered into by CPI Operations during the period from the execution of the Purchase Agreement to the closing of the transaction. In addition, Seller will be obligated to bear fifty percent of certain one-time costs that may be incurred by the Company in connection with such customer agreement. The East Coast Assets Acquisition is expected to close in the fourth quarter of 2018, subject to satisfaction of customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of legal impediments prohibiting the East Coast Storage Assets Acquisition and absence of a material adverse effect on CPI Operations. The Partnership expects to finance the transaction through a combination of cash on hand, borrowings from Partnership’s senior secured revolving credit facility and proceeds from the issuance of the Partnership common units, including the recently announced $35.0 million registered direct offering of common units.

Purchaser and Seller have made customary representations and warranties and have agreed to customary covenants in the Purchase Agreement, including the agreement of Seller, subject to certain exceptions, to maintain the assets being acquired in the ordinary course and maintain existing relationships during the period from the execution of the Purchase Agreement to the closing of the transaction. The Purchase Agreement contains customary termination rights for both Purchaser and Seller, and provides, subject to certain exceptions, that the closing will occur on the third business day after satisfaction or waiver of all conditions to closing. There is no assurance that all of the conditions to the consummation of the East Coast Storage Assets Acquisition will be satisfied. The Purchase Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by Purchaser and Seller, subject to the limitations in the Purchase Agreement. Lindsay Goldberg III, L.P. has provided a guarantee of all of the monetary indemnification obligations of Seller subject to a cap of $16,500,000 through December 21, 2019 and $5,000,000 through December 21, 2021.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

The Purchase Agreement contains representations and warranties by Purchaser and Seller as of specific dates. The representations and warranties reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by the Partnership’s unitholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by unitholders. As such, the representations and warranties are solely for the benefit of the parties to the Purchase Agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Purchase Agreement and should not be relied upon as statements of facts.

Forward-Looking Statements

Statements contained in this report reflecting the Partnership’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Partnership’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Partnership’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements, including with respect to the anticipated timeframe for the closing of the East Coast Asset Acquisition, speak only as of the date hereof. The Partnership undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Purchase and Sale Agreement dated July 16, 2018 by and among Crown Point International LLC, as Seller, PBF Logistics LP, as Purchaser and, CPI Operations LLC, for the limited purposes set forth therein.

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted Exhibits and Schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP

	By:	PBF Logistics GP LLC, its general partner

Date: July 20, 2018	By:	/s/ Trecia Canty

Trecia Canty
Authorized Officer